Prepaid Expenses And Other Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Value added taxes receivable	$ 53	$ 100
Franchise taxes receivable	32	0
Prepaid expenses	322	332
Currency forward contracts	0	4
Debt issuance costs, current portion	136	120
Other	15	3
Prepaid expenses and other current assets total	$ 558	$ 559